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                                                                    EXHIBIT 10.1

                          [ERNST & YOUNG LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement
(Form S-8) pertaining to the Employees' Stock Option Plan and forms F-3
(File No. 333-8240, 333-12764 and 333-59548) of I.I.S. Intelligent Information Systems Limited of our report dated March 11, 2001, with respect to the consolidated financial statements and schedules of I.I.S. Intelligent Information Systems Limited included in the Annual Report (Form 20-F) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.



                                        /s/ KOST, FORER & GABBAY
                                        ---------------------------------------
Tel-Aviv, Israel                        KOST, FORER & GABBAY
June 27, 2001                           A member of Ernst & Young International